UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 3, 2017

Bankrate, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-35206	65-0423422
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1675 Broadway, 22nd Floor

New York, New York 10019

(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code:  (917) 368-8600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17-CFR 240.14a-12)
□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  □

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  □

Item 8.01Other Events.

As previously disclosed, on July 2, 2017, Bankrate, Inc., a Delaware corporation  (“Bankrate”),  entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Red Ventures Holdco, LP, a North Carolina limited partnership (“Red Ventures”), and Baton Merger Corp., a Delaware corporation and an indirect wholly owned subsidiary of Red Ventures (“Merger Sub”), pursuant to which, among other things and subject to the terms and conditions set forth therein,  Merger Sub will be merged with and into Bankrate (the “Merger”), with Bankrate continuing as the surviving corporation and as a wholly owned subsidiary of Red Ventures.

On November 3, 2017, the Federal Trade Commission (the “FTC”) cleared the Merger, subject to a consent order which imposes certain restrictions on Bankrate and Red Ventures, including the required divestiture to an FTC-approved buyer of Bankrate’s senior care business, Caring.com, within six months following the completion of the Merger.    As a result of the FTC’s clearance of the Merger, all regulatory approvals required for the consummation of the Merger have been obtained.    Bankrate and Red Ventures expect to complete the Merger on or about November 8, 2017.

Cautionary Statements Regarding Forward-Looking Information

Certain statements contained in this communication may constitute “forward-looking statements.” Actual results could differ materially from those projected or forecast in the forward-looking statements.  The factors that could cause actual results to differ materially include the following:  the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement; the failure to satisfy any of the conditions to the completion of the transaction; the effect of the announcement of the transaction on the ability of Bankrate to retain and hire key personnel and maintain relationships with its customers, providers, advertisers, partners and others with whom it does business, or on its operating results and businesses generally; risks associated with the disruption of management’s attention from ongoing business operations due to the transaction; the ability to meet expectations regarding the timing and completion of the Merger; and other factors detailed in Bankrate’s Annual Report on Form 10-K filed with the SEC for the fiscal year ended December 31, 2016 and Bankrate’s other filings with the SEC, which are available at http://www.sec.gov and on Bankrate’s website at www.bankrate.com.  Bankrate assumes no obligation to update the information in this communication, except as otherwise required by law.  Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BANKRATE, INC.
Date: November 3, 2017	By: /s/ Steven D. Barnhart Name:Steven D. Barnhart Title:SVP, Chief Financial Officer